Exhibit 99.1

First Watch Restaurant Group, Inc. Announces Appointment
of Rachel Tipograph to Board of Directors
Leading Daytime Dining concept strengthens Board with appointment of new director

BRADENTON, Fla. — December 29, 2025 — First Watch Restaurant Group, Inc. (NASDAQ: FWRG) (“First Watch” or the “Company”), the leading Daytime Dining concept serving breakfast, brunch and lunch, today announced the appointment of Rachel Tipograph to its Board of Directors.

“We are pleased to welcome Rachel to our Board of Directors, and we look forward to leaning on her deep expertise in digital transformation, customer acquisition and next-generation insights as we continue to scale the First Watch brand in new and innovative ways,” said Ralph Alvarez, Chairman of the Board of Directors of First Watch.

Tipograph is a seasoned entrepreneur and technology executive recognized for helping the world’s largest consumer brands and retailers navigate the evolving landscape of commerce and digital marketing. Her executive experience includes over 11 years serving as the founder and Chief Executive Officer at MikMak, a leading commerce enablement and analytics software company. Prior to founding MikMak, Tipograph was Global Head of Digital and Social Media at Gap, Inc. from 2011 to 2014, where she led global digital strategy and execution.

Tipograph joins fellow Board of Directors members Ralph Alvarez, Irene Chang Britt, Michael Fleisher, Charles Jemley, William Kussell, Stephanie Lilak, Jostein Solheim and Chris Tomasso. For more information on the Company’s leadership, visit investors.firstwatch.com.

About First Watch
First Watch is the leading Daytime Dining concept serving made-to-order breakfast, brunch and lunch using the freshest ingredients available. Guided by its “Follow the Sun” culinary philosophy, First Watch's chef-driven menu rotates five times a year to feature the highest-quality flavors at their peak, offering elevated executions of classic favorites, fresh juices like the Kale Tonic, and fan favorites such as the Lemon Ricotta Pancakes, Quinoa Power Bowl and signature Million Dollar Bacon. For every kid’s meal served, First Watch proudly donates a portion to organizations and causes making a positive impact in our communities – raising more than $1.7 million to date. A recipient of hundreds of local “Best Breakfast” and “Best Brunch” awards, First Watch was voted 2025’s #1 Best Breakfast by Newsweek’s Readers’ Choice Awards and was also named 2025 and 2024’s #1 Most Loved Workplace® in America by the Best Practice Institute (as seen in The Wall Street Journal), after appearing on the list in 2022 and 2023 as well. With a commitment to quality, hospitality and community, First Watch is redefining Daytime Dining across more than 620 restaurants in 32 states.

Cautionary Note Concerning Forward Looking Statements
This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from the statements made herein. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to any historical or current facts. These statements may include words such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “future,” “intend,”

“outlook,” “potential,” “project,” “projection,” “plan,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other similar expressions. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed herein, in our Annual Report on Form 10-K as of and for the year ended December 29, 2024, including under Part I. Item 1A. “Risk Factors” and Part II. Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and our other filings with the SEC, accessible on the SEC’s website at www.sec.gov and the Investors Relations section of the Company’s website at https://investors.firstwatch.com/financial-information/sec-filings. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following: our vulnerability to changes in consumer preferences and economic conditions such as inflation and recession; uncertainty regarding the Russia and Ukraine war, war and unrest in the Middle East and the related impact on macroeconomic conditions, including inflation, as a result of such conflicts or other related events; our vulnerability to changes in economic conditions and consumer preferences; our inability to successfully open new restaurants or establish new markets; our inability to effectively manage our growth; potential negative impacts on sales at our and our franchisees’ restaurants as a result of our opening new restaurants; a decline in visitors to any of the retail centers, lifestyle centers, or entertainment centers where our restaurants are located; lower than expected same restaurant sales growth; unsuccessful marketing programs and limited time new offerings; changes in the cost of food; unprofitability or closure of new restaurants or lower than previously experienced performance in existing restaurants; our inability to compete effectively for customers; unsuccessful financial performance of our franchisees; our limited control over our franchisees’ operations; our inability to maintain good relationships with our franchisees; conflicts of interest with our franchisees; the geographic concentration of our system-wide restaurant base in the southeast portion of the United States; damage to our reputation and negative publicity; our inability or failure to recognize, respond to and effectively manage the accelerated impact of social media; our limited number of suppliers and distributors for several of our frequently used ingredients and shortages or disruptions in the supply or delivery of such ingredients; information technology system failures or breaches of our network security; our failure to comply with federal and state laws and regulations relating to privacy, data protection, advertising and consumer protection, or the expansion of current or the enactment of new laws or regulations relating to privacy, data protection, advertising and consumer protection; our potential liability with our gift cards under the property laws of some states; our failure to enforce and maintain our trademarks and protect our other intellectual property; litigation with respect to intellectual property assets; our dependence on our executive officers and certain other key employees; our inability to identify, hire, train and retain qualified individuals for our workforce; our failure to obtain or to properly verify the employment eligibility of our employees; our failure to maintain our corporate culture as we grow; unionization activities among our employees; employment and labor law proceedings; labor shortages or increased labor costs or health care costs; risks associated with leasing property subject to long-term and non-cancelable leases; risks related to our sale of alcoholic beverages; costly and complex compliance with federal, state and local laws, including trade and tax policies; changes in accounting principles applicable to us; our vulnerability to natural disasters, unusual weather conditions, pandemic outbreaks, political events, war and terrorism; our inability to secure additional capital to support business growth; our level of indebtedness; and our failure to comply with covenants under our credit facility. For additional discussion of factors that could impact our operational and financial results, please refer to our filings with the SEC, accessible on the SEC’s website at www.sec.gov and the Investors Relations section of the Company’s website at https://investors.firstwatch.com/financial-information/sec-filings. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, our actual financial condition, results of operations, future performance and business may vary in material respects from the performance projected in these forward-looking statements.

Investor Relations Contact

Steve L. Marotta
941-500-1918
investors@firstwatch.com

Media Relations Contact

Jenni Glester
407-864-5823
jglester@firstwatch.com

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